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                                 Exhibit 10.20

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)

                            Statement of Operations
        For the Period from October 1, 1997 through September 30, 1998
                                  (Unaudited)

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
Revenue:
  Rental income                                                                 $  281,263
  Tenant reimbursements for common area charges, insurance and taxes                98,998
  Other income                                                                      69,115
                                                                                ----------

                                                                                   449,376
                                                                                ----------

Expenses:
  Interest, including amortization of debt discount and debt issuance costs        112,913
  Property taxes                                                                    19,111
  Fees and reimbursements to managing general partner                               31,960
  Other management fees                                                             18,667
  Repairs and maintenance                                                           42,565
  Utilities                                                                          9,326
  Other administrative                                                              96,543
  Environmental costs                                                             (225,182)
                                                                                ----------

                                                                                   105,903
                                                                                ----------

    Operating income before gain on sale of real estate investments                343,473

Gain on sale of real estate investments                                            756,296
                                                                                ----------

    Net earnings                                                                $1,099,769
                                                                                ==========
Net earnings per limited partnership unit using the weighted average
 number of limited partnership units outstanding of 22,000                      $    49.99
                                                                                ==========
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